CSW International, Inc.
                               Statement of Income
                      For the Quarter Ended March 31, 1998
                                   (Unaudited)

                                                         (thousands)

Operating Revenues
    Electric revenues                                       $ 480,683
    Other diversified                                          52,130
                                                         -------------
                                                              532,813
                                                         -------------

Operating Expenses
    Cost of electric sales                                    346,205
    General and administrative                                 63,710
    Depreciation and amortization                              23,213
    Other diversified                                          38,601
                                                         -------------
                                                              471,729
                                                         -------------
Operating Income                                               61,084
                                                         -------------

Other Income and (Deductions)
    Investment income                                           4,606
    Interest income                                             1,937
    Interest expense                                          (33,017)
                                                         -------------
                                                              (26,474)
                                                         -------------
Income Before Income Taxes                                     34,610
                                                         -------------

Provision for Income Taxes                                      4,633
                                                         -------------

Net Income                                                   $ 29,977
                                                         =============